Exhibit 99.1

Homestore Reports First Quarter 2005 Results; Revenue Growth, Improved Profitability and Positive Cash Flow Highlight Quarter, Continued Investment Spending Expected

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--May 5, 2005--Homestore, Inc. (NASDAQ:HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the first quarter ended March 31, 2005. Total revenue for the first quarter was $56.5 million, compared to $53.4 million in the first quarter of 2004.
    Homestore reported a net loss for the first quarter of $395,000, or $0.00 per share, compared to a loss of $5.1 million, or $0.04 per share, for the first quarter of 2004.
    Homestore's EBITDA (income from operations, excluding restructuring charges and certain other non-cash expenses, principally stock-based charges, depreciation, and amortization) for the first quarter of 2005 was $2.4 million, compared to $780,000 for the first quarter of 2004. The first quarter results included a $1.4 million dollar litigation settlement, which is reflected in sales and marketing expense. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.
    At March 31, 2005, Homestore had $62.9 million in cash and short-term investments available to fund operations, an increase of $3.0 million from the previous quarter.
    "The first quarter of 2005 was another quarter of continued improvement for Homestore, with revenue growth driven by strong performances in our Realtor.com and Top Producer businesses," said Mike Long, Homestore's chief executive officer. "Over the balance of this year, we will continue to implement our staged investment program, which is designed to generate operating improvements in our other businesses and better position us to create significant long-term shareholder value."

    CONFERENCE CALL

    As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Thursday, May 5, 2005, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's first quarter 2005 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will also be available from 5:00 p.m. PDT (8:00 p.m. EDT) on May 6 until midnight on May 12 at 706-645-9291, conference code 5540366. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-Q for the quarter ended March 31, 2005 is expected to be filed with the Securities and Exchange Commission on, or before, Monday, May 9, 2005.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring charges and certain other non-cash expenses, principally stock-based charges, depreciation and amortization, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

    CAUTION REGARDING FORWARD LOOKING STATEMENTS

    This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)
                              (unaudited)


                                              Three Months Ended
                                        ------------------------------
                                                   December
                                         March 31,    31,    March 31,
                                           2005      2004      2004
                                        ------------------------------

Revenue                                 $  56,456 $  54,334 $  53,424
Cost of revenue                            12,901    12,457    13,250
                                        ------------------------------
  Gross profit                             43,555    41,877    40,174

Operating expenses:
  Sales and marketing                      22,362    19,976    24,259
  Product and website development           4,379     3,847     3,935
  General and administrative               16,377    17,014    13,991
  Amortization of intangible assets         1,197     1,462     2,328
  Restructuring charges                        --       971       345
  Impairment of long-lived assets              --        --        --
                                        ------------------------------
       Total operating expenses            44,315    43,270    44,858
                                        ------------------------------
Loss from operations                         (760)   (1,393)   (4,684)

Interest expense, net                         353       258       (85)
Gain on settlement of distribution
 agreement                                     --        --        --
Other income (expense), net                    12       124        (8)
                                        ------------------------------
Income (loss) from continuing operations     (395)   (1,011)   (4,777)

Gain on disposition of discontinued
 operations                                    --     7,294        --
Income (loss) from discontinued
 operations                                    --      (251)     (306)
                                        ==============================
  Net income (loss)                     $    (395)$   6,032 $  (5,083)
                                        ==============================

Basic income (loss) per share
  Continuing operations                 $   (0.00)$   (0.01)$   (0.04)
  Discontinued operations                      --      0.05     (0.00)
                                        ==============================
  Net income (loss)                     $   (0.00)$    0.04 $   (0.04)
                                        ==============================

Diluted income (loss) per share
  Continuing operations                 $   (0.00)$   (0.01)$   (0.04)
  Discontinued operations                      --      0.05     (0.00)
                                        ------------------------------
  Net income (loss)                     $   (0.00)$    0.04 $   (0.04)
                                        ------------------------------
Shares used to calculate basic and
 diluted per share amounts
     Basic                                146,656   146,323   121,138
                                        ==============================
     Diluted                              146,656   154,902   121,138
                                        ==============================



                            HOMESTORE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

      INCOME FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND
   CERTAIN OTHER NON-CASH EXPENSES, PRINCIPALLY STOCK-BASED CHARGES,
                DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)
                              (unaudited)


                                               Three Months Ended
                                           ---------------------------
                                            March   December   March
                                              31,      31,       31,
                                             2005     2004      2004
                                           ---------------------------

Income (loss) from operations              $  (760)$  (1,393)$ (4,684)

Plus:
  Stock-based charges                          384       134      417
  Amortization of intangible assets          1,197     1,462    2,328
  Depreciation                               1,624     1,737    2,372
  Restructuring charges                         --       971      345
                                           ---------------------------
Income from operations excluding
 restructuring charges and certain
 other non-cash expenses (EBITDA)          $ 2,445 $   2,911 $    778
                                           ===========================



                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)
                              (unaudited)


                                              Three Months Ended
                                         -----------------------------
                                                    December   March
                                          March 31,    31,       31,
                                            2005      2004      2004
                                         -----------------------------

Revenue:
  Media services                         $  39,058 $  37,562 $ 37,632
  Software                                   5,602     4,978    4,389
  Print                                     11,796    11,794   11,403
                                         -----------------------------
Total revenue                               56,456    54,334   53,424
                                         -----------------------------

Operating income (loss)
  Media services                            10,216     9,697    5,407
  Software                                     585       223      (48)
  Print                                     (1,180)   (1,013)    (407)
  Unallocated                              (10,381)  (10,300)  (9,636)
                                         -----------------------------
     Loss from operations                $    (760)$  (1,393)$ (4,684)
                                         =============================



                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                              (unaudited)


                                                    Three months ended
                                                        March 31,
                                                    ------------------
                                                      2005     2004
                                                    ------------------

Cash flows from continuing operating activities:
Income (loss) from continuing operations            $   (395)$ (4,777)
Adjustments to reconcile net income (loss) to net
 cash provided by (used in) continuing operating
 activities:
   Depreciation                                        1,624    2,372
   Amortization of intangible assets                   1,197    2,328
   Provision for doubtful accounts                       375      160
   Stock-based charges                                   384      417
   Other non-cash items                                  (53)      37
Changes in operating assets and liabilities, net of
 discontinued operations:
   Accounts receivable                                   (36)     173
   Prepaid distribution expense                                 5,411
   Restricted cash                                       (21)      --
   Other assets                                       (2,257)  (1,029)
   Accounts payable and accrued expenses              (4,348)  (3,411)
   Accrued distribution obligation                        --   (3,655)
   Deferred revenue                                    7,987    7,914
                                                    ------------------
Net cash provided by (used in) continuing operating
 activities                                            4,457    5,940

Net cash used in discontinued operations                  --     (577)
                                                    ------------------

Net cash provided by operating activities              4,457    5,363
                                                    ------------------

Cash flows from investing activities:
Purchases of property and equipment                   (1,546)  (1,073)
Maturities of short-term investments                      --    1,000
Purchases of short-term investments                     (285)      --
                                                    ------------------
Net cash used in investing activities                 (1,831)     (73)
                                                    ------------------

Cash flows from financing activities:
Proceeds from exercise of stock options, warrants
 and shares issuances under employee stock
 purchase plan                                           470    1,963
Payments on capital leases                              (332)    (706)
                                                    ------------------
Net cash provided by financing activities                138    1,257
                                                    ------------------

Change in cash and cash equivalents                    2,764    6,547
Cash and cash equivalents, beginning of period        14,819   13,942
                                                    ------------------
Cash and cash equivalents, end of period            $ 17,583   20,489
                                                    ==================



                            HOMESTORE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                              March 31,  December 31,
                                                2005         2004
                                            --------------------------
                                             (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                $     17,583 $     14,819
   Short-term investments                         45,325       45,040
   Accounts receivable, net                       12,193       12,532
   Other current assets                           14,763       12,498
                                            --------------------------
       Total current assets                       89,864       84,889

Property and equipment, net                       15,163       15,242
Goodwill, net                                     19,502       19,502
Intangible assets, net                            16,667       17,864
Restricted cash                                    5,861        5,840
Other assets                                       7,082        7,167
                                            --------------------------
       Total assets                         $    154,139 $    150,504
                                            ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                         $      2,295 $      2,675
   Accrued expenses                               36,977       39,894
   Obligation under capital leases                 1,665        1,774
   Deferred revenue                               51,471       39,487
                                            --------------------------
       Total current liabilities                  92,408       83,830

Obligation under capital leases                      768          991
Deferred revenue                                     103        4,100
Other liabilities                                  3,121        4,190
                                            ------------- ------------
       Total liabilities                          96,400       93,111
                                            ------------- ------------

Stockholders' equity:
   Common stock                                      147          147
   Additional paid-in capital                  2,043,773    2,043,053
   Deferred stock-based charges                     (347)        (406)
   Accumulated other comprehensive income            371          409
   Accumulated deficit                        (1,986,205)  (1,985,810)
                                            --------------------------
       Total stockholders' equity                 57,739       57,393
                                            --------------------------

   Total liabilities and stockholders'
    equity                                  $    154,139 $    150,504
                                            ==========================


    ABOUT HOMESTORE, INC.

    Homestore, Inc. (NASDAQ:HOMS) is the leading provider of real estate media and technology solutions. The Company operates the No. 1 network of home and real estate Web sites including flagship site REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. Homestore also operates RENTNET(R), an apartments, corporate housing and self-storage resource, SeniorHousingNet(TM), a resource for senior housing and care, and FactoryBuiltHousing.com, the official Web site of the Manufactured Housing Institute, as well as Homestore.com(R), a home information resource. Homestore's print businesses are Homestore(R) Plans and Publications and Welcome Wagon(R). Homestore's professional software division includes TOP PRODUCER(R) Systems, a leading provider of real estate sales productivity applications. For more information: http://ir.homestore.com.

    CONTACT: Homestore Inc.
             Mollie O'Brien, 805-557-2303
             investorrelations@homestore.com